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                          [LETTERHEAD OF WANT & ENDER]

                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
Odyssey Pictures Corp.
New York, NY 10022

We consent to the incorporation by reference in this Registration Statement on Form S-1 of our reports dated October 13, 2003 on our audit of the financial statements of Odyssey Pictures Corporation for the year ended June 30, 2003.


                                        /s/ Martin Ender, CPA
                                        ------------------------------
                                        Want & Ender, CPA, P.C.

New York, NY
October 23, 2003